UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2022

Magallanes, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	87-0943087
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

One AT&T Plaza 208 South Akard Street Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

(210) 821-4105

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously announced, on May 17, 2021, AT&T Inc., a Delaware corporation (“AT&T”), and Magallanes, Inc., a Delaware corporation and wholly owned subsidiary of AT&T (“Spinco”), entered into certain definitive agreements with Discovery, Inc., a Delaware corporation (“Discovery”), and Drake Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Discovery, including an Agreement and Plan of Merger, in connection with the planned transactions involving the separation of the WarnerMedia business from AT&T followed by the combination of WarnerMedia with Discovery (the “Transactions”). Following the completion of the Transactions, holders of the shares of AT&T common stock will own approximately 71% of the outstanding capital stock of Discovery, which will be renamed Warner Bros. Discovery, Inc., on a fully diluted basis (computed using the treasury method).

Item 8.01	Other Events.

Spinco previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on February 10, 2022 (as amended, the “Registration Statement”), relating to AT&T’s spin-off of Spinco. On March 28, 2022, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the spin-off of Spinco and provides information regarding AT&T, Discovery, Spinco and the WarnerMedia business.

The final information statement, dated March 28, 2022 (the “Information Statement”), is attached hereto as Exhibit 99.1. AT&T has made the Information Statement publicly available on or about March 28, 2022. On March 28, 2022, AT&T began mailing to its shareholders a Notice of Internet Availability, the form of which is attached to the Registration Statement.

On March 25, 2022, AT&T issued a press release announcing the record date for the dividend to effect the spin-off, ahead of the closing of the Transactions. The closing of the Transactions is subject to the satisfaction of customary closing conditions, including receipt of regulatory approvals.

The foregoing description is qualified in its entirety by reference to the Information Statement.

Statement Concerning Forward-Looking Statements

Information set forth in this communication, including any financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between AT&T, Spinco, and Discovery constitute forward-looking statements within the meaning of the safe harbor provisions of the rules and regulations of the SEC. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, the combined Spinco and Discovery company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T and Discovery and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; risks and costs related to the implementation of the separation of Spinco, including timing anticipated to complete the separation, any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of Discovery and Spinco being more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of AT&T and Discovery and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed merger; failure to realize the benefits expected from the proposed merger; effects of the announcement, pendency or completion of the proposed merger on the ability of AT&T, Spinco or Discovery to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with the foregoing factors.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 filed by Discovery with the SEC in connection with the proposed transaction, the registration statement on Form 10 filed by Spinco with the SEC in connection with the proposed transaction and the information statement made available to AT&T’s shareholders. Discussions of additional risks and uncertainties are contained in AT&T’s and Discovery’s filings with the SEC. Neither Spinco, AT&T nor Discovery is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Information Statement of Magallanes, Inc., dated March 28, 2022.

104	The cover page from Magallanes, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGALLANES, INC.

Date: March 28, 2022	By:	/s/ Debra L. Dial
Debra L. Dial
Senior Vice President, Controller and Chief Accounting Officer